Exhibit 10.4

STOCK PURCHASE AGREEMENT

This agreement (this “Agreement”) dated December 9, 2022, is made by and between Alset EHome Inc., a Delaware corporation with a principal place of business at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (“Seller”), Alset International Limited, a Singapore limited company with a principal place of business at 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987 (“Alset International”) and Alset Inc., a Texas corporation with a principal place of business at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (“Buyer”). The Buyer, Alset International and the Seller are sometimes hereinafter collectively referred to as the “Parties”.

WHEREAS, Seller is the legal and beneficial owner of all the shares of the common stock, par value $0.001 per share (the “Common Stock”), of American Home REIT Inc., a Maryland corporation with a principal place of business at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (the “Company”);

WHEREAS, for good and valuable consideration, Seller desires to transfer and sell to Buyer, or its designated subsidiary, all right, title and interest in 2,567,358 shares of Common Stock (the “Shares”), which consist of all of the Company’s issued and outstanding shares of Common Stock, and Buyer desires to purchase all right, title and interest in the Shares (the “Sale”);

WHEREAS, the Seller is an indirect, majority-owned subsidiary of Alset International and both the Seller and Alset International are indirect, majority-owned subsidiaries of the Buyer; and

WHEREAS, the Seller is in debt to Alset International in an amount in excess of Thirteen Million Nine Hundred Thousand U.S. Dollars ($13,900,000);

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Sale of the Shares.

(a) Shares to be Acquired. At the Closing, and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, Seller shall transfer and sell to Buyer, and Buyer agrees to purchase from Seller, the Shares for the Purchase Price hereinafter set forth.

(b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in exchange for the Shares, Buyer hereby agrees the consideration for the Shares shall be an amount equal to Twenty Six Million Two Hundred and Fifty Thousand Nine Hundred and Thirty Three U.S. Dollars ($26,250,933). The Purchase Price will be satisfied by (i) A cash payment from Buyer to Seller of One Million U.S. Dollars ($1,000,000) in immediately available funds (the “Payment”); (ii) the offset of amount owed by Alset International to the Buyer in the amount of Thirteen Million Nine Hundred Thousand U.S. Dollars ($13,900,000) (the “Offset”), and simultaneously therewith, Alset International shall offset the same amount owed by the Seller to Alset International in an amount equal to the Offset; and (iii) the issuance of a Promissory Note by the Buyer to the Seller in the amount of Eleven Million Three Hundred and Fifty Thousand Nine Hundred and Thirty Three U.S. Dollars ($11,350,933) in the form attached hereto as Exhibit A (the “Promissory Note”).

2. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

(a) The Shares are wholly-owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Shares. The Shares are not subject to any restrictions, directly or indirectly, with respect to their transferability or any other restrictions.

(b) The Shares are the only issued and outstanding capital stock of the Company.

(c) The financial information regarding the Company annexed as Exhibit B hereto (the “Financial Information”) describing the Company’s assets is, to the knowledge of the Seller, accurate and complete as of the date hereof.

(d) This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has full power and authority to enter into and consummate this Agreement and sell the Shares, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any willful violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller’s respective assets or properties.

3. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a) Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) Buyer understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, Seller or the Shares.

(c) In determining whether to make this sale, Buyer has relied solely on Buyer’s own knowledge and understanding of the Company and its business based upon Buyer’s own due diligence investigation. Buyer understand that no person has been authorized to give any information or to make any representations and Buyer has not relied on any other representations or information in making its decision, whether written or oral, relating to the Company, its operations and/or its prospects, other than the Financial information annexed hereto as Exhibit B.

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(d) Buyer has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Buyer must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale. Buyer is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Buyer’s investment in the Shares.

(e) Buyer is (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of his investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(f) Buyer did not learn of the investment in the Shares as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

(g) Buyer acknowledges and understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future, in accordance with the terms of this Agreement, Buyer decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only: (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated thereunder (“Rule 144”), if available, or (iii) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Buyer agrees that if any assignment, disposition, transfer, pledge of or similar action with respect to the Shares or any interest therein is proposed to be made by Buyer or its affiliates, as a condition precedent to any such action, Buyer shall be required to deliver to the Company an opinion of counsel satisfactory to the Company that such action does not violate the Securities Act or the rules and regulations promulgated thereunder. Absent registration or an available exemption from registration, Buyer agrees that it will not take any such action with respect to the Shares.

(h) Buyer acknowledges and agrees that it will not resell the Shares except pursuant to a registration under the Securities Act or pursuant to an available exemption from registration. Buyer is aware that the Shares will bear substantially the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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(i) In determining whether to make this investment, Buyer has relied solely on Buyer’s own knowledge and understanding of the Company and its business based upon Buyer’s own due diligence investigation. Buyer understands that no person has been authorized to give any information or to make any representations and Buyer has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(j) The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement, to which Buyer is a party or by which Buyer is in any way bound or obligated.

(k) Buyer has carefully considered and has discussed with Buyer’s professional legal, tax, accounting and financial advisors, to the extent Buyer has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for Buyer’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for Buyer. Buyer relies solely on such advisors and not on any statements or representations of the Company, Seller or any of its agents. Buyer understands that Buyer (and not Seller) shall be responsible for Buyer’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(l) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

4. Closing.

(a) Time; Place; Outcome. The closing of the Sale of the Shares (the “Closing”) will take place on the date mutually agreed upon by the Parties, but in any event no later than Sixty (60) days from the date hereof, unless mutually agreed to a later date by the Parties. At the Closing, Seller shall transfer to Buyer clear and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by instructing the Company to register the Shares as instructed by Buyer and executing and delivering the instructions to the Company in the form approved by Buyer; Buyer shall (i) deliver the Payment, in readily available funds, to such account as the Seller shall direct; (ii) execute and deliver such documentation as shall be necessary and proper to record the Offset of Debt; and (iii) issue the Promissory Note; and Alset International shall execute and deliver such documentation as shall be necessary and proper to record the Offset of Debt.

(b) Approval of the Shareholders of Alset International. The obligations of the Parties hereto shall be subject to Alset International receiving the approval of its shareholders to proceed with this transaction in accordance with the laws of the Republic of Singapore.

(c) Conditions Precedent to Buyer’s Obligations. The obligations of Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by Buyer:

(i) Representations and Warranties. The representations and warranties by Seller in Section 2 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Seller and Alset International shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

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(iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to Buyer, shall be satisfactory in substance and form to Buyer or its counsel, and Buyer or its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(iv) Consents. Save for the approval of the shareholders of Alset International, Seller shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transaction and sale of the Shares.

(d) Conditions Precedent to Seller’s Obligations. The obligations of Seller at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by Seller.

(i) Representations and Warranties. The representations and warranties of Buyer in Section 3 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Buyer and Alset International shall have each performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing.

(iii) Consents; Authorizations. Buyer and Alset International shall have each secured all permits, consents and authorizations, if any, that shall be necessary or required lawfully to consummate this Agreement.

(iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller or their counsel, and Seller or their counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(e) At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5. Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b) Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the Parties at the addresses first above written, on any new address designated in like manner by any party hereto.

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(c) Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(e) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Shares by mutual written consent of the Parties.

(f) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Montgomery County, Maryland, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement effective on the date and year first above written.

SELLER:

Alset EHome Inc.

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman and Executive Director

BUYER:

Alset Inc.

/s/ Danny Lim
Name:	Danny Lim
Title:	Executive Director

Alset International Limited

/s/ Alan Lui
Name:	Alan Lui
Title:	Executive Director/CFO

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Exhibit A

Promissory Note

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Exhibit B

Financial Information

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